FOURTH QUARTER 2021 FINANCIAL RESULTS CONFERENCE CALL

MARCH 11, 2022

TROY MEIER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

CHRISTOPHER CASHION
CHIEF FINANCIAL OFFICER

© 2022 Superior Drilling Products

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

STRONG EXECUTION

Q4 2021

156%
Y/Y Revenue Growth

$645K
Net Income

Full Year 2021

$13.3M
Revenue

27%
Y/Y Revenue Growth

$2.8M
Cash Position

Strong demand for flagship Drill-N-Ream® wellbore conditioning tool

PDC refurbishment and other drilling tools activity strong

Developing international presence with new and strengthened relationships

Training to create capacity for current and expected demand

Strong cash position

Identifying growth opportunities

© 2022 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

Q4 Revenue Grew 156% Y/Y, Full Year up 27%

Compared with prior-year period unless otherwise noted
($ in millions)



$1.5
$1.2
$0.3
Q4 20
$2.4
$2.1
$0.3
Q1 21
$3.4
$2.9
$0.5
Q2 21
$3.6
$3.0
$0.5
Q3 21
$4.0
$3.6
$0.4
Q4 21
$10.5
$8.6
$1.9
2020
$13.3
$11.6
$1.7
2021
International
North America

North America increased 195% in Q4 and 35% in 2021

- Driven by increased tool sales, higher royalty and repair fees
- Strong bit refurbishment demand
- Average U.S. rig count of 559 in Q4 21 was up 62 rigs sequentially and 248 rigs since Q4 20

International revenue growth muted given ongoing restrictions in response to the global pandemic

Numbers may not sum due to rounding

© 2022 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

TOOL AND CONTRACT SERVICES REVENUE GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Contract Services up 54% in Q4 and 20% in 2021

Expanding the volume and products we refurbish and manufacture for our long-time legacy customer

Other related tool revenue up 153% in Q4 and 22% in 2021 from higher royalty and repair revenue driven by the DNR activity on more rigs

Revenue by Product



$1.5
$0.6
$0.3
$0.6
Q4 20
$2.4
$0.8
$0.8
$0.8
Q1 21
$3.4
$1.1
$1.1
$1.2
Q2 21
$3.6
$1.2
$0.8
$1.5
Q3 21
$4.0
$1.0
$1.5
$1.4
Q4 21
$10.5
$3.4
$3.0
$4.0
2020
$13.3
$4.1
$4.3
$4.9
2021
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

© 2022 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

Continued Effective Management of Costs while Investing in Growth

Compared with prior-year period unless otherwise noted

($ in millions)

Building out our team and improving processes and controls to support training efforts

- Material costs and SG&A expenses higher as a result of inflationary impacts

Operating expenses in 2021 were down $371 thousand, or 3%, largely a result of lower amortization expense and operating structure reorganization in our international business to improve profitability

Operating Expenses



$3.0
$0.7
$1.5
$0.8
Q4 20
$3.4
$0.7
$1.5
$1.2
Q1 21
$3.3
$0.6
$1.5
$1.2
Q2 21
$3.4
$0.4
$1.6
$1.4
Q3 21
$3.9
$0.4
$1.7
$1.8
Q4 21
$14.3
$2.8
$6.4
$5.1
2020
$13.9
$2.1
$6.2
$5.6
2021
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

© 2022 Superior Drilling Products

MEASURABLY IMPROVED BOTTOM LINE & EBITDA

($ in thousands)

Net Income (Loss) & Diluted EPS


($0.03)
($655)
Q4 20
($0.04)
($1,102)
Q1 21
($0.00)
($67)
Q2 21
($0.00)
($6)
Q3 21
$645
$0.02
Q4 21
($0.13)
($3,430)
2020
($0.02)
($530)
2021

*Adjusted EBITDA and Margin**


(32.1%)
($494)
Q4 20
(0.4%)
($11)
Q1 21
$957
28.2%
Q2 21
$853
23.9%
Q3 21
$827
20.9%
Q4 21
(1.0%)
($103)
2020
$2,626
19.7%
2021

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

© 2022 Superior Drilling Products

SUPERIOR
DRILLING PRODUCTS

Balance Sheet Strengthened

($ in millions)


Cash and Equivalents
$2.0
$2.3
$2.7
$2.5
$2.8
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021


Total Debt
$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$2.5
$0.75
$1.7
12/31/2018
12/31/2019
12/31/2020
12/31/2021
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

In October 2021, completed equity offering of 1,739,131 shares of common stock at $1.15 per share for net proceeds of ~$1.7 million

Paid $750 thousand principal due on Hard Rock note balance in 2021

Final $750 thousand principal balance due October 2022

© 2022 Superior Drilling Products

Outlook and Opportunities*



Expect continued growth and return to profitability in 2022

North America:

- Expect continued market improvement and increased presence on more rigs
- Strong demand for new tools and contract services

International:

- Headwinds expected for the near-term given Covid related variants and various restrictions in place
- Working to solidify and enhance relationships to expand presence

Enhancing our manufacturing capacity

- Staffing and training continue to be a focus area
- Optimizing plant layout
- Adding new equipment

** Expectations provided on March 11, 2022*

© 2022 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

© 2022 Superior Drilling Products

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
GAAP net loss	**$ (655,142)**	**$ (1,101,793)**	**$ (66,781)**	**$ (6,210)**	**$ 644,884**
Add back:					
Depreciation and amortization	681,998	690,074	585,504	405,225	422,733
Interest expense, net	125,068	138,009	145,471	130,172	125,512
Share-based compensation	180,730	167,473	167,033	196,096	226,144
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Loss (gain) on sale or disposition of assets	(32,000)	(10,000)	11,187	-	(939)
Loan forgiveness	(891,600)	-	-	-	-
Recovery of related party note receivable	-	-	-	-	(707,112)
Income tax expense	8,582	17,180	26,468	39,327	27,202
Non-GAAP adjusted EBITDA(1)	**$ (494,164)**	**$ (10,858)**	**$ 957,082**	**$ 852,810**	**$ 827,297**
GAAP Revenue	$ 1,541,205	$ 2,424,653	$ 3,399,109	$ 3,561,919	$ 3,950,469
Non-GAAP Adjusted EBITDA Margin	*(32.1%)*	*(0.4%)*	*28.2%*	*23.9%*	*20.9%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2022 Superior Drilling Products

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Year Ended	
	December 31, 2021	December 31, 2020
GAAP net loss	**$ (529,801)**	**$ (3,429,874)**
Add back:		
Depreciation and amortization	2,103,534	2,816,396
Interest expense, net	539,162	569,503
Share-based compensation	756,743	550,573
Net non-cash compensation	352,800	352,800
Income tax expense	110,751	114,996
Impairment on asset held for sale	-	30,000
Gain on disposition of assets	(249)	(174,234)
Loan forgiveness	-	(933,003)
Recovery of related party note receivable	(707,112)	-
Non-GAAP adjusted EBITDA(1)	**$ 2,625,828**	**$ (102,843)**
GAAP Revenue	$ 13,336,149	$ 10,470,798
Non-GAAP Adjusted EBITDA Margin	*19.7%*	*(1.0)%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

© 2022 Superior Drilling Products

SUPERIOR
DRILLING PRODUCTS